AMENDMENT No. 4

  to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                             CENTURY LIFE OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    Article 1
                                    ---------

   APPLICATION OF AGREEMENT
   ------------------------

     Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by Century Life on its Universal Life plans listed below and will include policies issued in exchange of policies originally issued by Century Life, provided such original insurance is reinsured in Connecticut General at the time of exchange.

       Adjustable Life
       UniVers-All Life II
       Universal Life (Form No. UL2000)
       Variable Universal Life (Form No. VUL2000)

2. The attached Schedule D will be substituted for the corresponding Schedule D attached to this agreement.

This amendment will be effective for policies issued with policy dates of August 1, 1998 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each Company.

                                    CENTURY LIFE OF AMERICA

                                    By /s/ Daniel E. Meylink Sr.
                                      --------------------------
                                      Daniel E. Meylink Sr.

                                    Date   12-12            1988
                                         ------------------ ----

                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    By /s/ Richard D. Lillibridge
                                      ---------------------------
                                      Richard D. Lillibridge

                                    Dated  Oct. 26          1988
                                         ------------------ ----

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
                   Special Century Life Universal Life Program
                           Non-Experience Rated Basis

Applicable to reinsurance of new business on the Adjustable Life plan.

Life Reinsurance: Premium rates are shown on pages 2 to 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability Waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                        TERM RENEWALS AND TERM CONVERSIONS
                        ----------------------------------

Term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION I, Page 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000
                  SPECIAL LUTHERAN MUTUAL NONSMOKER MALE RATES

               NONEXPERIENCED RATED              AGE LAST BIRTHDAY

ATTAINED    RENEWAL
  AGE       PREMIUM
--------    -------
  20           1.44
  21           1.46
  22           1.47
  23           1.49
  24           1.50
  25           1.52
  26           1.54
  27           1.55
  28           1.57
  29           1.58
  30           1.60
  31           1.62
  32           1.63
  33           1.65
  34           1.67
  35           1.70
  36           1.72
  37           1.74
  38           1.78
  39           1.82
  40           1.88
  41           2.01
  42           2.19
  43           2.39
  44           2.62
  45           2.86
  46           3.13
  47           3.42
  48           3.74
  49           4.10
  50           4.48
  51           4.88
  52           5.31
  53           5.78
  54           6.30
  55           6.87
  56           7.50
  57           8.19
  58           8.94
  59           9.74
  60          10.64
  61          11.67
  62          12.82
  63          14.06
  64          15.44
  65          16.95
  66          18.63
  67          20.47
  68          22.50
  69          24.73
  70          27.18
  71          29.86
  72          32.82
  73          36.07
  74          39.65
  75          43.57
  76          47.89
  77          52.62
  78          57.84
  79          63.56
  80          69.86
  81          76.78
  82          84.38
  83          92.73
  84         101.91
  85         112.00
  86         122.99
  87         134.89
  88         147.69
  89         161.39
  90         176.00
  91         191.51
  92         207.93
  93         225.25
  94         243.47

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000
                 SPECIAL LUTHERAN MUTUAL NONSMOKER FEMALE RATES

               NONEXPERIENCED RATED              AGE LAST BIRTHDAY

ATTAINED    RENEWAL
  AGE       PREMIUM
--------    -------
  20           0.84
  21           0.85
  22           0.86
  23           0.89
  24           0.91
  25           0.95
  26           1.01
  27           1.06
  28           1.10
  29           1.15
  30           1.20
  31           1.25
  32           1.33
  33           1.41
  34           1.48
  35           1.54
  36           1.60
  37           1.62
  38           1.69
  39           1.74
  40           1.83
  41           1.98
  42           2.17
  43           2.38
  44           2.62
  45           2.82
  46           3.06
  47           3.26
  48           3.49
  49           3.73
  50           3.99
  51           4.18
  52           4.35
  53           4.55
  54           4.77
  55           5.05
  56           5.34
  57           5.66
  58           6.01
  59           6.38
  60           6.70
  61           7.30
  62           7.86
  63           8.45
  64           9.08
  65           9.78
  66          10.50
  67          11.22
  68          12.02
  69          12.95
  70          14.12
  71          15.36
  72          16.70
  73          18.21
  74          20.06
  75          22.29
  76          24.89
  77          27.74
  78          31.01
  89          34.69
  80          38.93
  81          43.60
  82          48.67
  83          54.29
  84          60.62
  85          67.74
  86          75.88
  87          84.87
  88          95.13
  89         108.13
  90         123.85
  91         138.44
  92         154.62
  93         171.82
  94         190.76

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000
                    SPECIAL LUTHERAN MUTUAL SMOKER MALE RATES

               NONEXPERIENCED RATED              AGE LAST BIRTHDAY

ATTAINED    RENEWAL
  AGE       PREMIUM
--------    -------
               1.43
   1           1.30
   2           1.25
   3           1.20
   4           1.15
   5           1.12
   6           1.08
   7           1.05
   8           1.02
   9           1.02
  10           1.02
  11           1.05
  12           1.08
  13           1.14
  14           1.20
  15           1.26
  16           1.33
  17           1.39
  18           1.44
  19           1.48
  20           1.52
  21           1.55
  22           1.57
  23           1.60
  24           1.61
  25           1.64
  26           1.66
  27           1.69
  28           1.72
  29           1.76
  30           1.81
  31           1.86
  32           1.92
  33           1.98
  34           2.06
  35           2.17
  36           2.28
  37           2.40
  38           2.51
  39           2.65
  40           2.87
  41           3.18
  42           3.55
  43           3.94
  44           4.31
  45           4.70
  46           5.12
  47           5.59
  48           6.11
  49           6.69
  50           7.32
  51           8.01
  52           8.75
  53           9.57
  54          10.46
  55          11.42
  56          12.49
  57          13.66
  58          14.64
  59          15.66
  60          16.77
  61          18.00
  62          19.36
  63          20.80
  64          22.37
  65          24.02
  66          26.01
  67          28.16
  68          30.46
  69          32.95
  70          35.67
  71          30.56
  72          41.66
  73          45.10
  74          48.73
  75          52.63
  76          57.30
  77          62.40
  78          68.08
  79          74.12
  80          80.71
  81          88.21
  82          96.39
  83         105.34
  84         115.11
  85         125.79
  86         137.61
  87         150.49
  88         163.97
  89         178.67
  90         194.10
  91         209.97
  92         226.67
  93         244.11
  94         282.33

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000
                   SPECIAL LUTHERAN MUTUAL SMOKER FEMALE RATES

               NONEXPERIENCED RATED              AGE LAST BIRTHDAY

ATTAINED    RENEWAL
  AGE       PREMIUM
--------    -------
               1.34
   1           1.29
   2           1.16
   3           1.11
   4           1.07
   5           1.02
   6           0.98
   7           0.96
   8           0.94
   9           0.92
  10           0.91
  11           0.89
  12           0.87
  13           0.86
  14           0.85
  15           0.84
  16           0.84
  17           0.85
  18           0.86
  19           0.87
  20           0.88
  21           0.90
  22           0.92
  23           0.94
  24           0.97
  25           1.02
  26           1.08
  27           1.13
  28           1.19
  29           1.25
  30           1.31
  31           1.38
  32           1.48
  33           1.60
  34           1.73
  35           1.83
  36           1.92
  37           2.00
  38           2.09
  39           2.19
  40           2.37
  41           2.60
  42           2.85
  43           3.09
  44           3.36
  45           3.65
  46           3.96
  47           4.31
  48           4.70
  49           5.12
  50           5.59
  51           6.11
  52           6.59
  53           6.90
  54           7.25
  55           7.68
  56           8.14
  57           8.65
  58           9.20
  59           9.78
  60          10.40
  61          11.00
  62          11.61
  63          12.25
  64          12.92
  65          13.64
  66          14.45
  67          15.23
  68          16.06
  69          17.07
  70          18.33
  71          19.64
  72          21.00
  73          22.58
  74          24.45
  75          26.74
  76          29.60
  77          32.73
  78          36.30
  79          40.27
  80          44.80
  81          49.96
  82          55.42
  83          61.56
  84          68.29
  85          75.99
  86          84.81
  87          94.52
  88         105.56
  89         119.55
  90         136.42
  91         151.69
  92         168.39
  93         186.05
  94         205.30

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 5

                           Waiver of Monthly Deduction

Age     Rate      Age   Rate     Age   Rate     Age   Rate      Age   Rate
---     ----      ---   ----     ---   ----     ---   ----      ---   ----
  0      .10      15    .10      30    .10      45     .22      60    1.03*
  1      .10      16    .10      31    .10      46     .25      61    1.03*
  2      .10      17    .10      32    .10      47     .28      62     .98*
  3      .10      18    .10      33    .10      48     .32      63     .81*
  4      .10      19    .10      34    .10      49     .38      64     .42*
  5      .10      20    .10      35    .11      50     .45
  6      .10      21    .10      36    .11      51     .55
  7      .10      22    .10      37    .12      52     .67
  8      .10      23    .10      38    .13      53     .84
  9      .10      24    .10      39    .14      54    1.06
 10      .10      25    .10      40    .14      55    1.34
 11      .10      26    .10      41    .15      56    1.65*
 12      .10      27    .10      42    .17      57    1.99*
 13      .10      28    .10      43    .18      58    2.40*
 14      .10      29    .10      44    .20      59    2.86*

* For renewal only

                         SCHEDULE D - SECTION I, Page 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
                   Special Century Life Universal Life Program
                           Non-Experience Rated Basis

Applicable to reinsurance of exchanges to the Adjustable Life plan.

Life Reinsurance: Premium rates are shown on pages 2 to 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In all years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                  EXCHANGES, TERM RENEWALS AND TERM CONVERIONS
                  --------------------------------------------

Exchange, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION II, Page 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                  SPECIAL LUTHERAN MUTUAL/MALE NONSMOKER RATES

              NONEXPERIENCED RATED                AGE LAST BIRTHDAY

ATTAINED
  AGE        PREMIUM
--------     -------
   20           1.60
   21           1.62
   22           1.64
   23           1.66
   24           1.67
   25           1.69
   26           1.71
   27           1.73
   28           1.74
   29           1.76
   30           1.78
   31           1.80
   32           1.82
   33           1.83
   34           1.86
   35           1.89
   36           1.91
   37           1.94
   38           1.98
   39           2.02
   40           2.09
   41           2.23
   42           2.44
   43           2.66
   44           2.91
   45           3.18
   46           3.48
   47           3.80
   48           4.16
   49           4.56
   50           4.98
   51           5.43
   52           5.91
   53           6.43
   54           7.01
   55           7.65
   56           8.35
   57           9.11
   58           9.94
   59          10.84
   60          11.84
   61          12.99
   62          14.26
   63          15.65
   64          17.18
   65          18.86
   66          20.73
   67          22.78
   68          25.03
   69          27.51
   70          30.23
   71          33.22
   72          36.52
   73          40.13
   74          44.11
   75          48.47
   76          53.26
   77          55.54
   78          64.35
   79          70.71
   80          77.71
   81          85.41
   82          93.87
   83         103.16
   84         113.38
   85         124.60
   86         136.83
   87         150.08
   88         164.30
   89         179.55
   90         195.80
   91         213.06
   92         231.32
   93         250.59
   94         270.86

4/5/84

                         SCHEDULE D - SECTION II, Page 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL/FEMALE NONSMOKER RATES

              NONEXPERIENCED RATED                AGE LAST BIRTHDAY

ATTAINED
  AGE         PREMIUM
--------      -------
   20            0.93
   21            0.94
   22            0.96
   23            0.99
   24            1.01
   25            1.06
   26            1.12
   27            1.17
   28            1.23
   29            1.28
   30            1.34
   31            1.39
   32            1.48
   33            1.57
   34            1.65
   35            1.72
   36            1.78
   37            1.81
   38            1.88
   39            1.94
   40            2.04
   41            2.20
   42            2.41
   43            2.64
   44            2.91
   45            3.13
   46            3.41
   47            3.63
   48            3.88
   49            4.15
   50            4.44
   51            4.65
   52            4.84
   53            5.06
   54            5.30
   55            5.62
   56            5.95
   57            6.30
   58            6.68
   59            7.09
   60            7.55
   61            8.12
   62            8.75
   63            9.40
   64           10.10
   65           10.88
   66           11.69
   67           12.49
   68           13.38
   69           14.41
   70           15.71
   71           17.09
   72           18.57
   73           20.26
   74           22.32
   75           24.80
   76           27.69
   77           30.87
   78           34.50
   89           38.59
   80           43.31
   81           48.51
   82           54.15
   83           60.40
   84           67.44
   85           75.37
   86           84.42
   87           94.42
   88          105.83
   89          120.29
   90          137.78
   91          154.01
   92          172.01
   93          191.15
   94          212.22

4/5/84

                         SCHEDULE D - SECTION II, Page 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                    SPECIAL LUTHERAN MUTUAL/MALE SMOKER RATES

              NONEXPERIENCED RATED                AGE LAST BIRTHDAY

ATTAINED
  AGE         PREMIUM
--------      -------
                 1.24
    1            1.20
    2            1.09
    3            1.04
    4            1.00
    5            0.97
    6            0.93
    7            0.91
    8            0.89
    9            0.88
   10            0.89
   11            0.91
   12            0.94
   13            0.99
   14            1.04
   15            1.10
   16            1.15
   17            1.20
   18            1.26
   19            1.28
   20            1.32
   21            1.34
   22            1.37
   23            1.39
   24            1.40
   25            1.42
   26            1.45
   27            1.47
   28            1.50
   29            1.53
   30            1.58
   31            1.62
   32            1.67
   33            1.72
   34            1.79
   35            1.88
   36            1.99
   37            2.09
   38            2.18
   39            2.31
   40            2.50
   41            2.76
   42            3.09
   43            3.42
   44            3.74
   45            4.08
   46            4.45
   47            4.85
   48            5.31
   49            5.81
   50            6.36
   51            6.96
   52            7.61
   53            8.31
   54            9.09
   55            9.93
   56           10.86
   57           11.87
   58           12.72
   59           13.61
   60           14.57
   61           15.64
   62           16.83
   63           18.07
   64           19.44
   65           20.82
   66           22.61
   67           24.47
   68           28.47
   69           28.64
   70           31.00
   71           33.51
   72           29.64
   73           39.19
   74           42.35
   75           45.73
   76           49.80
   77           54.22
   78           59.17
   79           64.42
   80           70.14
   81           76.66
   82           83.77
   83           91.55
   84          100.04
   85          109.32
   86          119.59
   87          130.78
   88          142.50
   89          155.27
   90          168.68
   91          182.48
   92          196.99
   93          212.15
   94          227.98

                         SCHEDULE D - SECTION II, Page 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL/FEMALE NONSMOKER RATES

              NONEXPERIENCED RATED                AGE LAST BIRTHDAY

ATTAINED
  AGE         PREMIUM
--------      -------
                 1.17
    1            1.12
    2            1.01
    3            0.96
    4            0.93
    5            0.89
    6            0.85
    7            0.83
    8            0.82
    9            0.80
   10            0.79
   11            0.77
   12            0.76
   13            0.74
   14            0.74
   15            0.73
   16            0.73
   17            0.74
   18            0.74
   19            0.75
   20            0.77
   21            0.78
   22            0.80
   23            0.82
   24            0.85
   25            0.88
   26            0.93
   27            0.99
   28            1.04
   29            1.09
   30            1.14
   31            1.20
   32            1.28
   33            1.39
   34            1.50
   35            1.59
   36            1.67
   37            1.74
   38            1.82
   39            1.91
   40            2.06
   41            2.26
   42            2.47
   43            2.69
   44            2.92
   45            3.18
   46            3.45
   47            3.74
   48            4.08
   49            4.45
   50            4.85
   51            5.31
   52            5.72
   53            5.99
   54            6.30
   55            6.67
   56            7.07
   57            7.52
   58            7.99
   59            6.50
   60            9.04
   61            9.56
   62           10.09
   63           10.64
   64           11.32
   65           11.86
   66           12.56
   67           13.23
   68           13.96
   69           14.53
   70           15.93
   71           17.07
   72           18.25
   73           19.62
   74           21.25
   75           23.24
   76           25.73
   77           28.44
   78           31.55
   79           35.00
   80           38.93
   81           43.42
   82           48.17
   83           53.49
   84           59.35
   85           66.04
   86           73.71
   87           82.14
   88           91.74
   89          103.89
   90          118.56
   91          131.79
   92          146.34
   93          161.69
   94          178.49

                         SCHEDULE D - SECTION II, Page 5

                           Waiver of Monthly Deduction

Age     Rate      Age   Rate     Age   Rate     Age   Rate      Age   Rate
---     ----      ---   ----     ---   ----     ---   ----      ---   ----
  0      .10      15    .10      30    .10      45    .22       60    1.03*
  1      .10      16    .10      31    .10      46    .25       61    1.03*
  2      .10      17    .10      32    .10      47    .28       62     .98*
  3      .10      18    .10      33    .10      48    .32       63     .81*
  4      .10      19    .10      34    .10      49    .38       64     .42*
  5      .10      20    .10      35    .11      50    .45
  6      .10      21    .10      36    .11      51    .55
  7      .10      22    .10      37    .12      52    .67
  8      .10      23    .10      38    .13      53    .84
  9      .10      24    .10      39    .14      54   1.06
 10      .10      25    .10      40    .14      55   1.34
 11      .10      26    .10      41    .15      56   1.65*
 12      .10      27    .10      42    .17      57   1.99*
 13      .10      28    .10      43    .18      58   2.40*
 14      .10      29    .10      44    .20      59   2.86*

* For renewal only

                         SCHEDULE D - SECTION II, Page 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
                   Special Century Life Universal Life Program
                           Non-Experience Rated Basis

Applicable to reinsurance of the UniVers-All Life II plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on Pages 2 and 3 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct Percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cession involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                 YRT Rates Expressed as a
                                               Percentage of UniVers-All II
                                                     Current COI Rates
                                               ----------------------------

Type of   Business           Duration              Non-Smoker and Smoker
------------------           --------              ---------------------
New Issues                      1                           25%
                                2+                          95%

Exchanges                       All                         95%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                        SCHEDULE D - SECTION III, Page 1

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                     MALE                                  FEMALE
      =================================   ======================================
ATT                -------CURRENT------                -------CURRENT------  ATT
AGE   GUARANTEED   STANDARD   NONSMOKER   GUARANTEED   STANDARD   NONSMOKER  AGE
  0      4.64        1.70                    3.94         1.58                 0
  1      1.64        1.64                    1.54         1.54                 1
  2      1.49        1.49                    1.38         1.38                 2
  3      1.43        1.43                    1.32         1.32                 3
  4      1.37        1.37                    1.27         1.27                 4
  5      1.33        1.33                    1.22         1.22                 5
  6      1.28        1.28                    1.17         1.17                 6
  7      1.25        1.25                    1.14         1.14                 7
  8      1.22        1.22                    1.12         1.10                 8
  9      1.21        1.20                    1.11         1.06                 9

 10      1.22        1.20                    1.12         1.03                10
 11      1.25        1.20                    1.13         1.01                11
 12      1.29        1.21                    1.15          .99                12
 13      1.36        1.23                    1.19          .97                13
 14      1.43        1.26                    1.24          .96                14
 15      1.50        1.30                    1.29          .95                15
 16      1.58        1.34                    1.36          .95                16
 17      1.65        1.37                    1.43          .96                17
 18      1.72        1.37                    1.50          .97                18
 19      1.76        1.37                    1.58          .98                19

 20      1.81        1.37         1.37       1.65         1.00       1.00     20
 21      1.84        1.37         1.37       1.72         1.01       1.01     21
 22      1.87        1.37         1.37       1.76         1.03       1.03     22
 23      1.90        1.37         1.37       1.81         1.05       1.05     23
 24      1.92        1.37         1.37       1.84         1.07       1.07     24
 25      1.95        1.39         1.37       1.87         1.09       1.08     25
 26      1.98        1.41         1.37       1.90         1.13       1.11     26
 27      2.01        1.48         1.39       1.92         1.17       1.14     27
 28      2.05        1.56         1.41       1.95         1.22       1.18     28
 29      2.10        1.67         1.43       1.98         1.25       1.21     29

 30      2.16        1.77         1.45       2.01         1.33       1.25     30
 31      2.22        1.82         1.47       2.05         1.37       1.28     31
 32      2.29        1.87         1.50       2.10         1.43       1.32     32
 33      2.36        1.94         1.52       2.16         1.53       1.36     33
 34      2.45        2.03         1.56       2.22         1.61       1.40     34
 35      2.58        2.11         1.59       2.29         1.69       1.44     35
 36      2.72        2.19         1.61       2.36         1.76       1.48     36
 37      2.90        2.27         1.64       2.45         1.83       1.52     37
 38      3.13        2.36         1.67       2.58         1.92       1.57     38
 39      3.39        2.46         1.70       2.72         2.01       1.62     39

 40      3.68        2.58         1.76       2.90         2.16       1.67     40
 41      4.00        2.82         1.88       3.13         2.37       1.79     41
 42      4.35        3.13         2.06       3.39         2.64       1.96     42
 43      4.72        3.43         2.24       3.68         2.92       2.13     43
 44      5.13        3.77         2.45       4.00         3.21       2.30     44
 45      5.59        4.16         2.68       4.35         3.48       2.47     45
 46      6.09        4.54         2.90       4.72         3.71       2.61     46
 47      6.65        4.97         3.15       5.13         3.92       2.72     47
 48      7.27        5.44         3.43       5.59         4.10       2.93     48
 49      7.96        5.94         3.71                    4.30       2.94     49

                        SCHEDULE D - SECTION III, Page 2

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                     MALE                                  FEMALE
      =================================   ======================================
ATT                -------CURRENT------                -------CURRENT------  ATT
AGE   GUARANTEED   STANDARD   NONSMOKER   GUARANTEED   STANDARD   NONSMOKER  AGE
 50        8.71        6.49        4.03        6.65         4.48       3.05   50
 51        9.53        7.13        4.40        7.27         4.80       3.25   51
 52       10.42        7.83        4.80        7.96         5.12       3.45   52
 53       11.39        8.59        5.22        8.71         5.47       3.67   53
 54       12.45        9.42        5.69        9.53         5.86       3.92   54
 55       13.60       10.34        6.21       10.42         6.33       4.22   55
 56       14.87       11.24        6.88       11.39         6.86       4.57   56
 57       16.26       12.20        7.64       12.45         7.44       4.96   57
 58       17.79       13.26        8.47       13.60         8.09       5.39   58
 59       19.46       14.41        9.40       14.87         8.80       5.86   59

 60       21.28       15.65       10.43       16.26         9.56       6.38   60
 61       23.26       17.00       11.58       17.79        10.23       6.96   61
 62       25.43       18.46       12.83       19.46        10.91       7.59   62
 63       27.79       20.06       14.24       21.28        11.65       8.27   63
 64       30.38       21.78       15.79       23.26        12.42       9.00   64
 65       33.22       23.66       17.53       25.43        13.27       9.83   65
 66       36.36       25.78       19.38       27.79        14.15      10.64   66
 67       39.82       28.09       21.44       30.38        15.03      11.46   67
 68       43.60       30.61       23.74       33.22        15.98      12.39   68
 69       47.65       33.33       26.27       36.36        17.10      13.46   69

 70       51.91       36.32       29.05       39.82        18.49      14.79   70
 71       56.34       39.50       32.13       43.60        19.95      16.22   71
 72       60.89       42.96       35.54       47.65        21.48      17.77   72
 73       65.61       46.75       39.26       51.91        23.24      19.52   73
 74       70.65       50.82       43.41       56.34        25.33      21.66   74
 75       76.16       55.79       48.50       60.89        28.17      24.50   75
 76       82.31       61.62       54.07       65.61        31.65      27.78   76
 77       89.22       68.07       60.28       70.65        35.52      31.45   77
 78       96.93       75.24       67.12       76.16        39.94      35.66   78
 79      105.35       83.11       74.83       82.31        44.96      40.51   79

 80      114.39       91.77       83.40       89.22        50.74      46.14   80
 81      123.95      101.63       92.88       96.93        57.37      52.41   81
 82      133.92      112.53      103.43      105.35        64.50      59.31   82
 83      144.30      124.48      115.05      114.39        72.54      67.00   83
 84      155.12      137.85      120.12      123.95        81.57      75.85   84
 85      166.47      152.67      142.68      133.92        92.00      85.94   85
 86      178.39      168.87      158.48      144.30       103.88      97.41   86
 87      181.02      186.79      175.72      155.12       117.06     110.20   87
 88      204.57      204.43      193.39      166.47       131.43     124.20   88
 89      219.37      220.38      209.03      178.39       147.25     139.68   89

 90      235.82      234.03      222.82      191.02       164.29     156.44   90
 91      254.44      246.36      235.93      264.57       177.72     170.20   91
 92      275.82      261.30      251.60      219.37       193.92     186.81   92
 93      300.67      283.40      274.59      235.82       215.81     209.10   93
 94      330.70      310.33      302.42      254.44       242.76     236.60   94

                        SCHEDULE D - SECTION III, Page 3

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

Applicable to policies issued on the Universal Life (Form No. UL2000) plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on Pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                       YRT Rates Expressed as a
                                                    Percentage of Century Life's
                                                   Current Term (UL2000) Charges
                                                   -----------------------------

Type of Business        Duration                     Non-Smoker         Smoker
----------------        --------                     ----------         ------
New Issues                 1                             -0-             -0-
                           2+                           84.5%            77.5%

Exchanges, Conversions    All                           89%              86%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

Accidental Death Benefit: In all policy years the rate is $.65 per thousand, provided that the benefit for death by accidental means terminates no later than the insured's attained insurance age 70.

Other Insured Rider: Premium rates for the Other Insured Rider will be calculated the same as the base plan to which it is attached.

Automatic Increase Rider: Premium rates will be calculated based on the current attained age of the insured and the duration since original issue of the policy to which the rider is attached.

                         SCHEDULE D - SECTION IV, Page 1

            UL2000 Form 5300 Current TERM CHARGES FOR DURATIONS 1-10      PAGE 1

ATT
AGE         MALE               FEMALE
====       ======            ==========
  0         1.05                 .86
  1         1.03                 .84
  2          .99                 .80
  3          .97                 .78
  4          .93                 .77
  5          .88                 .75
  6          .83                 .73
  7          .78                 .71
  8          .75                 .70
  9          .74                 .69

 10          .75                 .68
 11          .81                 .70
 12          .92                 .73
 13         1.07                 .77
 14         1.22                 .82
 15         1.36                 .86
 16         1.48                 .90
 17         1.57                 .93
 18         1.63                 .96
 19         1.67                 .99

ATT       -----MALE-----           -----FEMALE----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =====           ======    =====
 20        1.68     1.68            1.01      1.01
 21        1.76     1.66            1.06      1.03
 22        1.82     1.63            1.10      1.04
 23        1.87     1.59            1.16      1.06
 24        1.92     1.55            1.21      1.08
 25        1.94     1.50            1.27      1.10
 26        1.99     1.47            1.34      1.12
 27        2.05     1.45            1.40      1.14
 28        2.05     1.44            1.45      1.16
 29        2.08     1.44            1.51      1.20

 30        2.13     1.45            1.58      1.21
 31        2.20     1.48            1.64      1.25
 32        2.29     1.52            1.71      1.28
 33        2.41     1.58            1.80      1.32
 34        2.55     1.65            1.90      1.37
 35        2.72     1.73            2.01      1.43
 36        2.92     1.82            2.18      1.53
 37        3.17     1.94            2.38      1.64
 38        3.45     2.07            2.58      1.75
 39        3.77     2.21            2.83      1.88

 40        4.14     2.38            3.13      2.04
 41        4.54     2.56            3.41      2.21
 42        4.98     2.75            3.72      2.38
 43        5.46     2.96            4.00      2.55
 44        5.99     3.19            4.31      2.72
 45        6.55     3.45            4.59      2.90
 46        7.13     3.73            4.92      3.10
 47        7.76     4.03            5.27      3.32
 48        8.44     4.36            5.59      3.54
 49        9.18     4.72            5.99      3.80

 50       10.00     5.13            6.43      4.08
 51       10.57     5.49            6.55      4.16
 52       11.20     5.89            6.74      4.28
 53       11.87     6.31            6.87      4.47
 54       12.53     6.72            7.02      4.57
 55       13.20     7.13            7.11      4.66
 56       14.00     7.79            7.69      5.07
 57       14.77     8.46            8.26      5.53
 58       15.55     9.21            8.84      6.04
 59       16.37    10.00            9.41      6.58

 60       17.24    10.89            9.99      7.19
 61       18.42    11.74           10.83      7.89
 62       19.76    12.70           11.80      8.67
 63       21.22    13.72           12.81      9.49
 64       22.76    14.84           13.76     10.27
 65       24.34    15.94           14.55     10.95
 66       25.77    17.30           15.08     11.47
 67       27.14    18.63           15.42     11.87
 68       28.47    19.96           15.71     12.24
 69       29.88    21.35           16.12     12.67

 70       31.37    22.80           16.79     13.27
 71       34.11    24.64           18.05     13.93
 72       37.20    26.64           19.31     14.77
 73       40.61    28.75           20.56     15.76
 74       44.31    30.87           21.82     16.86
 75       48.27    32.87           23.08     18.00
 76       52.34    36.27           25.62     20.21
 77       56.42    39.83           28.26     22.59
 78       60.55    43.56           31.07     25.15
 79       64.87    47.60           34.09     27.98

 80       69.51    52.03           37.51     31.24
 81       74.64*   57.01*          41.38*    34.96*
 82       80.30*   62.63*          45.79*    39.23*
 83       86.43*   68.85*          50.86*    44.10*
 84       92.81*   75.56*          56.38*    49.41*
 85       99.24*   82.62*          62.24*    55.19*
 86      105.54*   89.91*          68.38*    61.36*
 87      112.00*   97.34*          74.75*    67.91*
 88      118.75*  104.87*          81.40*    74.84*
 89      125.46*  112.62*          88.32*    82.20*

                                 * FOR RENEWAL ONLY

                         SCHEDULE D - SECTION IV, Page 2

                Form 5300 Current TERM CHARGES FOR DURATIONS 11+          PAGE 2

ATT
AGE         MALE               FEMALE
====       ======            ==========
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9

 10          .55                 .48
 11          .60                 .50
 12          .65                 .51
 13          .78                 .57
 14          .92                 .61
 15         1.09                 .67
 16         1.27                 .72
 17         1.42                 .75
 18         1.55                 .76
 19         1.62                 .78

ATT       -----MALE-----           -----FEMALE----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =====           ======    =====
 20         1.65     1.65             .78      .78
 21         1.72     1.59             .80      .76
 22         1.79     1.49             .82      .76
 23         1.88     1.39             .85      .75
 24         1.94     1.30             .88      .74
 25         1.96     1.23             .91      .73
 26         1.94     1.18             .94      .73
 27         1.93     1.16             .98      .75
 28         1.93     1.15            1.02      .75
 29         1.95     1.13            1.06      .78

 30         1.96     1.11            1.08      .78
 31         2.00     1.11            1.14      .79
 32         2.03     1.11            1.18      .82
 33         2.08     1.11            1.25      .85
 34         2.16     1.13            1.32      .88
 35         2.25     1.15            1.40      .92
 36         2.36     1.18            1.50      .96
 37         2.51     1.23            1.60     1.00
 38         2.67     1.29            1.70     1.05
 39         2.87     1.36            1.85     1.13

 40         3.08     1.43            2.02     1.22
 41         3.38     1.54            2.24     1.33
 42         3.73     1.68            2.51     1.45
 43         4.09     1.82            2.79     1.60
 44         4.50     1.97            3.11     1.77
 45         4.98     2.14            3.41     1.92
 46         5.46     2.34            3.71     2.08
 47         6.02     2.58            4.02     2.26
 48         6.62     2.84            4.32     2.41
 49         7.27     3.10            4.64     2.60

 50         7.99     3.41            4.98     2.79
 51         8.76     3.78            5.30     3.00
 52         9.61     4.19            5.60     3.19
 53        10.53     4.65            5.94     3.40
 54        11.52     5.15            6.30     3.65
 55        12.56     5.73            6.74     3.94
 56        13.65     6.39            7.20     4.25
 57        14.77     7.14            7.76     4.62
 58        15.97     7.96            8.31     5.02
 59        17.27     8.90            8.93     5.44

 60        18.68     9.95            9.61     5.93
 61        20.24    11.05           10.32     6.44
 62        21.95    12.26           11.06     7.01
 63        23.83    13.62           11.88     7.61
 64        25.87    15.12           12.72     8.28
 65        28.06    16.81           13.65     9.02
 66        30.14    18.44           14.55     9.76
 67        32.69    20.45           15.40    10.51
 68        35.12    22.47           16.35    11.35
 69        37.69    24.67           17.44    12.32

 70        40.88    27.35           18.82    13.52
 71        43.68    29.84           20.33    14.82
 72        46.67    32.58           21.93    16.21
 73        51.42    36.62           23.75    17.81
 74        55.91    40.66           25.96    19.74
 75        59.71    44.29           28.63    22.08
 76        63.53    47.91           31.64    24.77
 77        67.95    52.04           34.94    27.79
 78        70.43    54.69           38.59    31.18
 79        74.72    58.88           42.71    35.07

 80        79.26    63.46           47.41    39.54
 81        84.44    68.68           52.51    44.50
 82        89.47    73.99           57.91    49.85
 83        93.59    78.63           63.79    55.79
 84        98.37    84.09           69.85    62.04
 85       104.25    90.68           77.86    70.18
 86       110.93    98.32           84.25    77.02
 87       116.17   104.86           92.01    85.30
 88       124.22   114.35           99.66    93.60
 89       131.04   122.75          107.97   102.67

 90       140.54   133.86          117.27   112.78
 91       153.02   147.68          126.51   122.59
 92       163.30   159.30          138.59   135.34
 93       176.49   173.95          149.24   146.89
 94       189.75   188.45          163.74   162.44

                         SCHEDULE D - SECTION IV, Page 3

                Flexible Premium Adjustable Life Insurance Policy
                         Guaranteed Maximum Term Charges

ATT
AGE         MALE               FEMALE
====       ======            ==========
  0         1.05                 .86
  1         1.03                 .84
  2          .99                 .80
  3          .97                 .78
  4          .93                 .77
  5          .88                 .75
  6          .83                 .73
  7          .78                 .71
  8          .75                 .70
  9          .74                 .69

 10          .75                 .68
 11          .81                 .70
 12          .92                 .73
 13         1.07                 .77
 14         1.24                 .82
 15         1.42                 .87
 16         1.59                 .92
 17         1.72                 .96
 18         1.82                1.00
 19         1.88                1.03

ATT       -----MALE-----           -----FEMALE----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =====           ======    =====
 20         2.32    1.68           1.17        1.01
 21         2.32    1.66           1.19        1.03
 22         2.28    1.63           1.22        1.04
 23         2.24    1.59           1.25        1.06
 24         2.18    1.55           1.28        1.08
 25         2.11    1.50           1.31        1.10
 26         2.07    1.47           1.36        1.13
 27         2.05    1.45           1.40        1.15
 28         2.05    1.44           1.45        1.18
 29         2.08    1.44           1.51        1.22

 30         2.13    1.45           1.58        1.25
 31         2.20    1.48           1.64        1.29
 32         2.29    1.52           1.71        1.33
 33         2.41    1.58           1.80        1.38
 34         2.55    1.65           1.90        1.44
 35         2.72    1.73           2.01        1.51
 36         2.92    1.82           2.18        1.61
 37         3.17    1.94           2.38        1.73
 38         3.45    2.07           2.61        1.86
 39         3.77    2.21           2.86        2.00

 40         4.14    2.38           3.16        2.17
 41         4.54    2.56           3.48        2.35
 42         4.98    2.75           3.80        2.53
 43         5.46    2.96           4.12        2.71
 44         5.99    3.19           4.44        2.89
 45         6.55    3.45           4.78        3.09
 46         7.13    3.73           5.13        3.30
 47         7.76    4.03           5.49        3.53
 48         8.44    4.36           5.88        3.77
 49         9.18    4.72           6.31        4.04

 50        10.00    5.13           6.77        4.34
 51        10.93    5.60           7.26        4.67
 52        11.98    6.14           7.82        5.05
 53        13.17    6.76           8.44        5.47
 54        14.47    7.45           9.07        5.90
 55        15.86    8.22           9.72        6.36
 56        17.33    9.06          10.36        6.82
 57        18.88    9.95          10.96        7.27
 58        20.51   10.94          11.55        7.72
 59        22.26   12.05          12.18        8.23

 60        24.21   13.29          12.93        8.83
 61        26.41   14.67          13.87        9.57
 62        28.89   16.26          15.08       10.49
 63        31.66   18.06          16.55       11.62
 64        34.69   20.06          18.19       12.89
 65        37.90   22.25          19.92       14.26
 66        41.26   24.62          21.68       15.68
 67        44.74   27.16          23.38       17.13
 68        48.39   29.92          25.19       18.63
 69        52.35   32.98          27.06       20.30

 70        56.72   36.44          29.18       22.26
 71        61.63   40.39          31.98       24.65
 72        67.18   44.95          35.41       27.58
 73        73.33   50.11          39.49       31.09
 74        80.07   55.78          44.14       35.13
 75        87.27   61.84          49.22       39.64
 76        94.63   68.24          54.62       44.52
 77       102.02   74.93          60.26       49.75
 78       109.49   81.95          66.22       55.41
 79       117.30   89.52          72.71       61.68

 80       125.71   97.88          79.98       68.81
 81       134.96  107.25          88.23       77.01
 82       145.21  117.82          97.61       86.46
 83       156.29  129.54         108.44       97.12
 84       167.83  142.18         120.18      108.87
 85       179.44  155.45         132.65      121.58
 86       190.84  169.18         145.75      135.16
 87       202.54  183.16         159.35      149.59
 88       214.73  197.33         173.52      164.88
 89       226.85  211.89         188.25      181.15

 90       239.08  227.05         204.58      198.53
 91       251.80  243.16         222.16      217.42
 92       266.55  260.82         241.66      238.53
 93       285.47  281.75         264.56      263.35
 94       311.27  309.83         295.23      295.23

                         SCHEDULE D - SECTION IV, Page 4

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

Applicable to policies issued on the Variable Universal Life (Form No. VUL2000) plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on Pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                       YRT Rates Expressed as a
                                                    Percentage of Century Life's
                                                   Current Term (VUL2000) Charges
                                                   ------------------------------

Type of Business        Duration                     Non-Smoker         Smoker
----------------        --------                     ----------         ------
New Issues                1                              -0-              -0-
                          2+                            84.5%            77.5%
Exchanges, Conversions   All                            89%              86%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

Accidental Death Benefit: In all policy years the rate is $.65 per thousand, provided that the benefit for death by accidental means terminates no later than the insured's attained insurance age 70.

Other Insured Rider: Premium rates for the Other Insured Rider will be calculated the same as the base plan to which it is attached.

Automatic Increase Rider: Premium rates will be calculated based on the current attained age of the insured and the duration since original issue of the policy to which the rider is attached.

                         SCHEDULE D - SECTION V, Page 1

                     VUL 88 TERM CHARGES FOR DURATIONS 1-10               PAGE 1

VUL2000 Form 5200

ATT
AGE         MALE               FEMALE
====       ======            ==========
  0         1.05                .86
  1         1.03                .84
  2          .99                .80
  3          .97                .78
  4          .93                .77
  5          .88                .75
  6          .83                .73
  7          .78                .71
  8          .75                .70
  9          .74                .69

 10          .75                .68
 11          .81                .70
 12          .92                .73
 13         1.07                .77
 14         1.22                .82
 15         1.36                .86
 16         1.48                .90
 17         1.57                .93
 18         1.63                .96
 19         1.67                .99

ATT       -----MALE-----           -----FEMALE----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =====           ======    =====
 20        1.68     1.68            1.01      1.01
 21        1.76     1.66            1.06      1.03
 22        1.82     1.63            1.10      1.04
 23        1.87     1.59            1.16      1.06
 24        1.92     1.55            1.21      1.08
 25        1.94     1.50            1.27      1.10
 26        1.99     1.47            1.34      1.12
 27        2.05     1.45            1.40      1.14
 28        2.05     1.44            1.45      1.16
 29        2.08     1.44            1.51      1.20

 30        2.13     1.45            1.58      1.21
 31        2.20     1.48            1.64      1.25
 32        2.29     1.52            1.71      1.28
 33        2.41     1.58            1.80      1.32
 34        2.55     1.65            1.90      1.37
 35        2.72     1.73            2.01      1.43
 36        2.92     1.82            2.18      1.53
 37        3.17     1.94            2.38      1.64
 38        3.45     2.07            2.58      1.75
 39        3.77     2.21            2.83      1.88

 40        4.14     2.38            3.13      2.04
 41        4.54     2.56            3.41      2.21
 42        4.98     2.75            3.72      2.38
 43        5.46     2.96            4.00      2.55
 44        5.99     3.19            4.31      2.72
 45        6.55     3.45            4.59      2.90
 46        7.13     3.73            4.92      3.10
 47        7.76     4.03            5.27      3.32
 48        8.44     4.36            5.59      3.54
 49        9.18     4.72            5.99      3.80

 50       10.00     5.13            6.43      4.08
 51       10.57     5.49            6.55      4.16
 52       11.20     5.89            6.74      4.28
 53       11.87     6.31            6.87      4.47
 54       12.53     6.72            7.02      4.57
 55       13.20     7.13            7.11      4.66
 56       14.00     7.79            7.69      5.07
 57       14.77     8.46            8.26      5.53
 58       15.55     9.21            8.84      6.04
 59       16.37    10.00            9.41      6.58

 60       17.24    10.89            9.99      7.19
 61       18.42    11.74           10.83      7.89
 62       19.76    12.70           11.80      8.67
 63       21.22    13.72           12.81      9.49
 64       22.76    14.84           13.76     10.27
 65       24.34    15.94           14.55     10.95
 66       25.77    17.30           15.08     11.47
 67       27.14    18.63           15.42     11.87
 68       28.47    19.96           15.71     12.24
 69       29.88    21.35           16.12     12.67

 70       31.37    22.80           16.79     13.27
 71       34.11    24.64           18.05     13.93
 72       37.20    26.64           19.31     14.77
 73       40.61    28.75           20.56     15.76
 74       44.31    30.87           21.82     16.86
 75       48.27    32.87           23.08     18.00
 76       52.34*   36.27*          25.62*    20.21
 77       56.42*   39.83*          28.26*    22.59
 78       60.55*   43.56*          31.07*    25.15
 79       64.87*   47.60*          34.09*    27.98

 80       69.51*   52.03*          37.51*    31.24
 81       74.64*   57.01*          41.38*    34.96*
 82       80.30*   62.63*          45.79*    39.23*
 83       86.43*   68.85*          50.86*    44.10*
 84       92.81*   75.56*          56.38*    49.41*

                                 * FOR RENEWAL ONLY

                         SCHEDULE D - SECTION V, Page 2

                     VUL 88 TERM CHARGES FOR DURATIONS 11+                PAGE 2

ATT
AGE         MALE               FEMALE
====       ======            ==========
   0
   1
   2
   3
   4
   5
   6
   7
   8
   9

  10         .55                 .48
  11         .60                 .50
  12         .65                 .51
  13         .78                 .57
  14         .92                 .61
  15        1.09                 .67
  16        1.27                 .72
  17        1.42                 .75
  18        1.55                 .76
  19        1.62                 .78

ATT       -----MALE-------         -----FEMALE----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =======         ======    =====
 20         1.65     1.65             .78       .78
 21         1.72     1.59             .80       .76
 22         1.79     1.49             .82       .76
 23         1.88     1.39             .85       .75
 24         1.94     1.30             .88       .74
 25         1.96     1.23             .91       .73
 26         1.94     1.18             .94       .73
 27         1.93     1.16             .98       .75
 28         1.93     1.15            1.02       .75
 29         1.95     1.13            1.06       .78

 30         1.96     1.11            1.08       .78
 31         2.00     1.11            1.14       .79
 32         2.03     1.11            1.18       .82
 33         2.08     1.11            1.25       .85
 34         2.16     1.13            1.32       .88
 35         2.25     1.15            1.40       .92
 36         2.36     1.18            1.50       .96
 37         2.51     1.23            1.60      1.00
 38         2.67     1.29            1.70      1.05
 39         2.87     1.36            1.85      1.13

 40         3.08     1.43            2.02      1.22
 41         3.38     1.54            2.24      1.33
 42         3.73     1.68            2.51      1.45
 43         4.09     1.82            2.79      1.60
 44         4.50     1.97            3.11      1.77
 45         4.98     2.14            3.41      1.92
 46         5.46     2.34            3.71      2.08
 47         6.02     2.58            4.02      2.26
 48         6.62     2.84            4.32      2.41
 49         7.27     3.10            4.64      2.60

 50         7.99     3.41            4.98      2.79
 51         8.76     3.78            5.30      3.00
 52         9.61     4.19            5.60      3.19
 53        10.53     4.65            5.94      3.40
 54        11.52     5.15            6.30      3.65
 55        12.56     5.73            6.74      3.94
 56        13.65     6.39            7.20      4.25
 57        14.77     7.14            7.76      4.62
 58        15.97     7.96            8.31      5.02
 59        17.27     8.90            8.93      5.44

 60        18.68     9.95            9.61      5.93
 61        20.24    11.05           10.32      6.44
 62        21.95    12.26           11.06      7.01
 63        23.83    13.62           11.88      7.61
 64        25.87    15.12           12.72      8.28
 65        28.06    16.81           13.65      9.02
 66        30.14    18.44           14.55      9.76
 67        32.69    20.45           15.40     10.51
 68        35.12    22.47           16.35     11.35
 69        37.69    24.67           17.44     12.32

 70        40.88    27.35           18.82     13.52
 71        43.68    29.84           20.33     14.82
 72        46.67    32.58           21.93     16.21
 73        51.42    36.62           23.75     17.81
 74        55.91    40.66           25.96     19.74
 75        59.71    44.29           28.63     22.08
 76        63.53    47.91           31.64     24.77
 77        67.95    52.04           34.94     27.79
 78        70.43    54.69           38.59     31.18
 79        74.72    58.88           42.71     35.07

 80        79.26    63.46           47.41     39.54
 81        84.44    68.68           52.51     44.50
 82        89.47    73.99           57.91     49.85
 83        93.59    78.63           63.79     55.79
 84        98.37    84.09           69.85     62.04
 85       104.25    90.68           77.86     70.18
 86       110.93    98.32           84.25     77.02
 87       116.17   104.86           92.01     85.30
 88       124.22   114.35           99.66     93.60
 89       131.04   122.75          107.97    102.67

 90       140.54   133.86          117.27    112.78
 91       153.02   147.68          126.51    122.59
 92       163.30   159.30          138.59    135.34
 93       176.49   173.95          149.24    146.89
 94       189.75   188.45          163.74    162.44

                         SCHEDULE D - SECTION V, Page 3

                     VUL 88 GUARANTEED MAXIMUM TERM CHARGES               PAGE 3

ATT
AGE         MALE               FEMALE
====       ======            ==========
  0         1.05                 .86
  1         1.03                 .84
  2          .99                 .80
  3          .97                 .78
  4          .93                 .77
  5          .88                 .75
  6          .83                 .73
  7          .78                 .71
  8          .75                 .70
  9          .74                 .69

 10          .75                 .68
 11          .81                 .70
 12          .92                 .73
 13         1.07                 .77
 14         1.24                 .82
 15         1.42                 .87
 16         1.59                 .92
 17         1.72                 .96
 18         1.82                1.00
 19         1.88                1.03

ATT       -----MALE-------         -----FEMALE-----
AGE       SMOKER     NS            SMOKER      NS
===       ======   =======         ======    ======
 20         2.32     1.68            1.17      1.01
 21         2.32     1.66            1.19      1.03
 22         2.28     1.63            1.22      1.04
 23         2.24     1.59            1.25      1.06
 24         2.18     1.55            1.28      1.08
 25         2.11     1.50            1.31      1.10
 26         2.07     1.47            1.36      1.13
 27         2.05     1.45            1.40      1.15
 28         2.05     1.44            1.45      1.18
 29         2.08     1.44            1.51      1.22

 30         2.13     1.45            1.58      1.25
 31         2.20     1.48            1.64      1.29
 32         2.29     1.52            1.71      1.33
 33         2.41     1.58            1.80      1.38
 34         2.55     1.65            1.90      1.44
 35         2.72     1.73            2.01      1.51
 36         2.92     1.82            2.18      1.61
 37         3.17     1.94            2.38      1.73
 38         3.45     2.07            2.61      1.86
 39         3.77     2.21            2.86      2.00

 40         4.14     2.38            3.16      2.17
 41         4.54     2.56            3.48      2.35
 42         4.98     2.75            3.80      2.53
 43         5.46     2.96            4.12      2.71
 44         5.99     3.19            4.44      2.89
 45         6.55     3.45            4.78      3.09
 46         7.13     3.73            5.13      3.30
 47         7.76     4.03            5.49      3.53
 48         8.44     4.36            5.88      3.77
 49         9.18     4.72            6.31      4.04

 50        10.00     5.13            6.77      4.34
 51        10.93     5.60            7.26      4.67
 52        11.98     6.14            7.82      5.05
 53        13.17     6.76            8.44      5.47
 54        14.47     7.45            9.07      5.90
 55        15.86     8.22            9.72      6.36
 56        17.33     9.06           10.36      6.82
 57        18.88     9.95           10.96      7.27
 58        20.51    10.94           11.55      7.72
 59        22.26    12.05           12.18      8.23

 60        24.21    13.29           12.93      8.83
 61        26.41    14.67           13.87      9.57
 62        28.89    16.26           15.08     10.49
 63        31.66    18.06           16.55     11.62
 64        34.69    20.06           18.19     12.89
 65        37.90    22.25           19.92     14.26
 66        41.26    24.62           21.68     15.68
 67        44.74    27.16           23.38     17.13
 68        48.39    29.92           25.19     18.63
 69        52.35    32.98           27.06     20.30

 70        56.72    36.44           29.18     22.26
 71        61.63    40.39           31.98     24.65
 72        67.18    44.95           35.41     27.58
 73        73.33    50.11           39.49     31.09
 74        80.07    55.78           44.14     35.13
 75        87.27    61.84           49.22     39.64
 76        94.63    68.24           54.62     44.52
 77       102.02    74.93           60.26     49.75
 78       109.49    81.95           66.22     55.41
 79       117.30    89.52           72.71     61.68

 80       125.71    97.88           79.98     68.81
 81       134.96   107.25           88.23     77.01
 82       145.21   117.82           97.61     86.46
 83       156.29   129.54          108.44     97.12
 84       167.83   142.18          120.18    108.87
 85       179.44   155.45          132.65    121.58
 86       190.84   169.18          145.75    135.16
 87       202.54   183.16          159.35    149.59
 88       214.73   197.33          173.52    164.88
 89       226.85   211.89          188.25    181.15

 90       239.08   227.05          204.58    198.53
 91       251.80   243.16          222.16    217.42
 92       266.55   260.82          241.66    238.53
 93       285.47   281.75          264.56    263.35
 94       311.27   309.83          295.23    295.23

                         SCHEDULE D - SECTION V, Page 4